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                                                                 Exhibit 23.1


        CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 1, 2009 relating to the consolidated financial statements of Aehr Test Systems, which appears in the Annual Report on Form 10-K of Aehr Test Systems for the year ended May 31, 2009.

/s/ Burr, Pilger & Mayer LLP

San Jose, California
November 13, 2009